Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates-Series1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000

Servicer Certificate                               (Page 1 of 3)
Distribution Date:                                      04/21/97

Investor Certificateholder Floating Allocation Percentage 97.36%
Investor Certificateholder Fixed Allocation Percentage   97.90%
Aggregate Amount of  Collections 18,049,899.06
Aggregate Amount of  Interest Collections  5,621,746.32
Aggregate Amount of  Principal Collections    12,428,152.74
Int. Collections Alloc. to Investor             5,473,118.59
Class A Principal Collections         11,373,836.94
Seller Interest Collections    148,627.73
Seller Principal Collections  1,054,315.80
Weighted Average Loan Rate          13.81%
Net Loan Rate                      12.81%
Weighted Average Maximum Loan Rate    18.79%
Class A-1 Certificate Rate                             5.7500%
Maximum Investor Certificate Rate       12.9500%
Class A-1 Certificate Interest Distributed   2,408,978.04
Class A-1 Investor Certificate Interest Shortfall before Draw0.00 Unpaid Class A-1 Certificate Interest Shortfall Received0.00 Unpaid Class A-1 Certificate Interest Shortfall Remaining 0.00
Unpaid Class A-1 Carryover Interest Amount    0.00
Maximum Principal Dist. Amount (MPDA) 12,167,161.53
Alternative Principal Dist. Amount (APDA)  11,373,836.94
Rapid Amortization Period? (Y=1, N=0)   0.00
Scheduled Principal  Distribution Amount (SPDA)  11,373,836.94
Principal  allocable to Class A-1        11,373,836.94
SPDA deposited to Funding Account    0.00
Accelerated Principal Distribution Amount         0.00
APDA allocable to Class A-1               0.00
Reimbursement to Credit Enhancer       0.00
Spread Trigger hit?    No
Reduction in Certificate Principal Balancedue to Current Class
A-1 Liquidation Loss Amount    715,705.37
Cumulative Investor Liquidation Loss Amount   715,705.37
Total Principal allocable to A-1     12,089,542.31
Beginning Class A-1 Certificate Principal Balance  471,321,791.30
Ending Class A-1 Certificate Principal Balance     459,232,248.99
Pool Factor (PF)                0.7201836
Retransfer Deposit Amount                0.00
Servicing Fees Distributed        395,479.30
Beg. Accrued and Unpaid Inv. Servicing Fees       0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd          0.00
End. Accrued and Unpaid Inv. Servicing Fees           0.00
Aggregate Investor Liquidation Loss Amount      715,705.37
Servicer Certificate (Page 2 of  3)

Investor Loss Reduction Amount                 0.00
Beginning Pool Balance    487,462,449.39
Ending Pool Balance       475,352,777.84
Beginning Invested Amount 474,575,160.30
Ending Invested Amount    462,485,617.99
Beginning Seller Principal Balance   12,887,289.09
Ending Seller Principal Balance      12,867,159.85
Additional Balances          1,054,315.80
Beginning Funding Account Balance      0.00
Ending Funding Account Balance          0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to                0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs               0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
                                    0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                             0.00
Beginning  Pre-Funding Account Balance          0.00
Ending Pre-Funding Account Balance      0.00
Pre-Funding Earnings                 0.00
Beginning Capitalized Interest Account       0.00
Capital Interest Requirement (Transferred to Collection Acct)0.00 Ending Capitalized Interest Account 0.00
Beginning Spread Account Balance         6,506,737.00
Ending Spread Account Balance          6,506,737.00
Beginning Seller Interest           2.6438%
Ending Seller's Interest            2.7069%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                      238
     Trust Balance            8,729,218.64
   90+ days (Del Stat 3+)
     No. of Accounts                     418
     Trust Balance           14,592,899.91
   270+ days (Del Stat 9+)
     No. of Accounts                      113
     Trust Balance             3,896,683.55
   REO
     No. of Accounts                   13
     Trust Balance              580,442.47
Rapid Amortization Event ?    No
Failure to make payment within 5 Business Days of Required Date?
                 No
Failure to perform covenant relating to Trust's Security
Interest?                  No
Failure to perform other covenants as described in the Agreement?
                 No
Breach of Representation or Warranty ?     No
Bankruptcy, Insolvency or Receivership relating to Seller ?   No
Subject to Investment Company Act of 1940 Regulation ?       No
Servicing Termination ?      No
Servicer Certificate (Page 3 of  3)

Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and PreNo
Event of Default ?    No
Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?            No
Failure by Servicer to perform covenant relating to Trust's
Security Interest ?      No
Failure by Servicer to perform other covenants as described in
the Agreement?        No
Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                 No
Trigger Event ?   No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                      N/A
Premium Distributed to Credit Enhancer         0.00
Amount Distributed to Seller     1,202,943.53
Master Servicer Credit Facility Amount       0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount       0.00
Spread Account Draw Amount             0.00
Capitalized Interest Account Draw    0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi)) 0.00
Amount paid to Trustee                0.00
Cumulative Draw under Policy        0.00
Net Yield                            5.38%
Total  Available Funds
 Aggregate Amount of Collections    18,049,899.06
 Deposit for principal not used to purchase subsequent loans0.00 Interest Earnings on the Pre-Funding Account 0.00
 Deposit from Capitalized Interest Account   0.00
     Total                 18,049,899.06
Application of Available Funds
     Servicing Fee            395,479.30
     Prinicpal and Interest to Class A-1  14,498,520.35
      Seller's portion of Principal and Interest  1,202,943.53
     Funds deposited into Funding Account (Net)    0.00
     Funds deposited into Spread  Account    0.00
     Excess funds released to Seller  1,952,955.88
     Total                   18,049,899.06


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer



Statement to Certificateholders (Page 1 of 1)

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage 97.3562% Class A Certificateholder Fixed Allocation Percentage 97.9000%
Beginning Class A-1 Certificate Balance    471,321,791.30
Class A-1 Certificate Rate      5.750000%
Class A-1 Certificate Interest Distributed     3.777841
Class A-1 Certificate Interest Shortfall Distributed    0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall0.000000
Rapid Amortization Event ?      No
Class A-1 Certificate Principal Distributed     18.959230
 Maximum Principal Distribution Amount  19.080955
 Scheduled Principal  Distribution Amount (SPDA)      17.836836
 Accelerated Principal Distribution Amount          0.000000
 Aggregate Investor Liquidation Loss Amount Distributed 1.122393 Total Amount Distributed to Certificateholders 21.614677 Principal Collections deposited into Funding Account 0.00
Ending Funding Account Balance      0.00
Ending Class A-1 Certificate Balance   459,232,248.99
 Class A-1 Factor 0.7201836
Pool Factor (PF)               0.7201836
Unreimbursed Liquidation Loss Amount $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount $0.00 Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                                $0.00
Class A Servicing Fee          395,479.30
Beginning Invested Amount     474,575,160.30
Ending Invested Amount     462,485,617.99
Beginning Pool Balance     487,462,449.39
Ending Pool Balance       475,352,777.84
Spread Account Draw Amount          0.00
Credit Enhancement Draw Amount        0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                    238
     Trust Balance             8,729,218.64
   90+ days (Del Stat 3+)
     No. of Accounts                   418
     Trust Balance           14,592,899.91
   REO
     No. of Accounts                    13
     Trust Balance              580,442.47
Aggregate Liquidation Loss Amount for Liquidated Loans 601,284.03 Class A-1 Certificate Rate for Next Distribution Date
                     To be updated
 Amount of any Draws on the Policy   0.00
Subsequent Mortgage Loans
     No. of Accounts                 0.00
     Trust Balance                    0.00
Pre-Funded Amount (Ending)           0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                   0
     Trust Balance                  0.00